Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes disclosure
Income Taxes disclosure [Text Block]

12. INCOME TAXES

(for the year ended December 31, in millions)	2013	2012	2011
Composition of income tax expense (benefit) included in the consolidated statement of income
Current expense (benefit):
Federal	$1,059	$406	$(176)
Foreign	30	45	34
State	6	3	3

Total current tax expense (benefit)	1,095	454	(139)

Deferred expense:
Federal	167	223	63
Foreign	10	16	2

Total deferred tax expense	177	239	65

Total income tax expense (benefit) included in the consolidated statement of income	1,272	693	(74)
Composition of income tax included in shareholders' equity
Expense (benefit) relating to stock-based compensation, and the expense (benefit) related to the changes in unrealized gain on investments, unrealized loss on foreign exchange and other comprehensive income	(822)	57	399

Total income tax expense included in the consolidated financial statements	$450	$750	$325

(for the year ended December 31, in millions)	2013	2012	2011
Income before income taxes
U.S	$4,804	$2,955	$1,175
Foreign	141	211	177

Total income before income taxes	4,945	3,166	1,352
Effective tax rate
Statutory tax rate	35%	35%	35%

Expected federal income tax expense	1,731	1,108	473
Tax effect of:
Nontaxable investment income	(409)	(427)	(449)
Resolution of prior year tax matters	(63)	—	(104)
Other, net	13	12	6

Total income tax expense (benefit)	$1,272	$693	$(74)

Effective tax rate	26%	22%	(5)%

        The Company paid income taxes of $1.06 billion, $188 million and $218 million during the years ended December 31, 2013, 2012 and 2011, respectively. The current income tax payable was $85 million and $102 million at December 31, 2013 and 2012, respectively, and was included in other liabilities in the consolidated balance sheet.

        The net deferred tax asset (liability) comprises the tax effects of temporary differences related to the following assets and liabilities:

(at December 31, in millions)	2013	2012
Deferred tax assets
Claims and claim adjustment expense reserves	$825	$888
Unearned premium reserves	693	689
Other	621	741

Total gross deferred tax assets	2,139	2,318

Deferred tax liabilities
Deferred acquisition costs	554	590
Investments	931	1,800
Internally developed software	138	134
Other	213	132

Total gross deferred tax liabilities	1,836	2,656

Total deferred tax asset (liability)	$303	$(338)

        If the Company determines that any of its deferred tax assets will not result in future tax benefits, a valuation allowance must be established for the portion of these assets that are not expected to be realized. Based upon a review of the Company's anticipated future taxable income, and also including all other available evidence, both positive and negative, the Company's management concluded that it is more likely than not that the gross deferred tax assets will be realized.

        For tax return purposes, as of December 31, 2013, the Company had net operating loss (NOL) carryforwards in the United States, Canada and United Kingdom. The amount and timing of realizing the benefits of NOL carryforwards depend on future taxable income and limitations imposed by tax laws. The benefits of the NOL carryforwards have been recognized in the consolidated financial statements and are included in net deferred tax assets. The NOL amounts by jurisdiction and year of expiration are as follows:

(in millions)	Amount	Year of expiration
United States	$26	2018
Canada	100	2028 - 2033
United Kingdom	123	None

        U.S. income taxes have not been recognized on $714 million of the Company's foreign operations' undistributed earnings as of December 31, 2013, as such earnings are intended to be permanently reinvested in those operations. Furthermore, any taxes paid to foreign governments on these earnings may be used as credits against the U.S. tax on any dividend distributions from such earnings.

        The following is a reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2013 and 2012:

(in millions)	2013	2012
Balance at January 1	$24	$37
Additions for tax positions of prior years	—	2
Reductions for tax positions of prior years	(3)	(15)
Additions based on tax positions related to current year	—	—

Balance at December 31	$21	$24

        Included in the balances at December 31, 2013 and 2012 were $2 million and $3 million, respectively, of unrecognized tax benefits that, if recognized, would affect the annual effective tax rate. Also included in the balances at those dates were $19 million and $21 million, respectively, of tax positions for which the ultimate deductibility is certain, but for which there is uncertainty about the timing of deductibility. The timing of such deductibility would not affect the annual effective tax rate.

        The Company recognizes accrued interest and penalties, if any, related to unrecognized tax benefits in income taxes. During the years ended December 31, 2013 and 2012, the Company recognized approximately $(67) million and $46 million in interest, respectively. The Company had approximately $27 million and $94 million accrued for the payment of interest at December 31, 2013 and 2012, respectively.

        The IRS is conducting an examination of the Company's U.S. income tax returns for 2011 and 2012. The Company does not expect any significant changes to its liability for unrecognized tax benefits during the next twelve months.